UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2010

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Portfolio Recovery Associates, Inc. (the "Company") announced in a press release on March 15, 2010 the acquisition of 62% of Claims Compensation Bureau, LLC with the right to buy the remaining 38% ("Portfolio Recovery Associates Acquires Controlling Interest In Claims Compensation Bureau - Represents Expansion into Class Action Settlement Recovery Market"). The press release concerning this acquisition is attached as Exhibit 99.1 to this current report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 and the press releases shall be deemed to be "furnished" to the Securities and Exchange Commission (the "SEC") and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

a. Financial Statements of Business Acquired.
Not applicable.

b. Pro Forma Financial Information.
Not applicable

c. Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

March 16, 2010	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release from Portfolio Recovery Associates, Inc. dated March 15, 2010, entitled "Portfolio Recovery Associates Acquires Controlling Interest in Claims Compensation Bureau.
Represents Expansion into Class Action Settlement Recovery Market".